Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2013
CASH AND CASH EQUIVALENTS [Abstract]
CASH AND CASH EQUIVALENTS
NOTE 4: CASH AND CASH EQUIVALENTS
Cash and cash equivalents consist of the following:
	December 31, 2013	December 31, 2012
Cash on hand and at banks	$ 158,037	$ 61,283
Short-term deposits and highly liquid funds	29,794	196,585
Total cash and cash equivalents	$ 187,831	$ 257,868

Short term deposits and highly liquid funds relate to amounts held in banks for general financing purposes and represent deposits with duration of less than three months.

Cash deposits and cash equivalents in excess of amounts covered by government-provided insurance are exposed to loss in the event of non-performance by financial institutions. Navios Holdings does maintain cash deposits and equivalents in excess of government provided insurance limits. Navios Holdings also minimizes exposure to credit risk by dealing with a diversified group of major financial institutions.